EXHIBIT 10
                                          TAX I.D. NO. 36-3635935

                         PROMISSORY NOTE


$5,000,000.00                           Detroit, Michigan
                                        June 30, 1996


     On or before June 30, 1997, FOR VALUE RECEIVED, the undersigned, SCOTSMAN GROUP INC., a Delaware corporation (herein called "Maker") promises to pay to the order of COMERICA BANK, a Michigan banking corporation (herein called "Bank"), at the principal office of Bank at Detroit, Michigan, in lawful currency of the United States of America, FIVE MILLION DOLLARS ($5,000,000.00) or so much of said sum as has been advanced and is then outstanding hereunder, together with interest thereon as hereinafter set forth.

     This Note is a note under which advances, repayments and new advances may be made from time to time, provided that Bank shall not be obligated to make any advance hereunder. Advances hereunder may be requested in Maker's discretion by telephonic notice to Bank or by submission of a request for advance in form annexed hereto as Exhibit "A". Any advance requested by telephonic notice (i) shall be made only to Account No. 1076111614 with Bank in the name of Maker or to such other account as Maker shall subsequently designate by written notice to Bank, and (ii) shall be confirmed by Maker that same day by submission to Bank by first class mail of the written request for advance forementioned. Maker acknowledges that if Bank makes an advance based on a telephonic request, it shall be for Maker's convenience and all risks involved in the use of such procedure shall be borne by Maker, and Maker expressly agrees to indemnify and hold Bank harmless therefor. Bank shall have no duty to confirm the authority of anyone requesting an advance by telephone.

     Each advance outstanding under this Note from time to time shall bear interest at a per annum rate equal to Bank's prime rate established by Bank from time to time or such other rate accepted by Bank with respect thereto, and shall be payable upon the repayment date therefor. The amount, rate and repayment date of each advance shall be noted on Bank's records, which records will be prima facie evidence thereof, absent manifest error. Failure to pay any advance on its repayment date, without Bank's consent, shall constitute a default and such advance shall thereafter bear interest at three percent (3%) above said prime rate as it may vary from time to time until paid. Interest shall be computed on a daily basis using a year of 360 days and assessed for the actual number of days elapsed. Interest on each advance shall be payable monthly on the last day of each month in the case of a prime based advance, and in all other cases on the respective repayment date therefore which date shall not be later than the maturity date of this Note.

     This Note replaces the Promissory Note dated June 30, 1995 by Maker payable to Comerica Bank-Illinois, which Promissory Note was a renewal of a certain Promissory Note dated June 17, 1993 in the principal amount of $5,000,000 by Maker payable to Comerica Bank- Illinois.

     Whenever Bank deems itself insecure, or on default in payment of any liability hereunder, or upon the occurrence of any Default as defined under that Scotsman Group Inc. $90,000,000 Revolving Credit Agreement dated as of April 29, 1994, among Maker, The First National Bank of Chicago, as Agent, Bank, as lender, and the various banks listed on the signature pages thereof, the representations, warranties, covenants and default provisions of which are hereby incorporated by reference into this Note, notwithstanding the earlier termination and expiration of said Revolving Credit Agreement, as said representations, warranties, covenants and default provisions may be amended from time to time in writing by and between the parties thereto, or upon any default in payment of any other liability of Maker to Bank and continuance thereof beyond any period of grace, if any, provided with respect thereto, the Bank may declare this Note due forthwith. Nothing herein shall limit any right granted Bank by other instrument or by law.

                                   SCOTSMAN GROUP INC.



                                   By:/s/ D. D. Holmes
                                      ---------------------------

                                   Its:Vice President
                                       --------------------------

                           EXHIBIT "A"

                       REQUEST FOR ADVANCE


TO:  COMERICA BANK (the "Bank")


     The undersigned hereby requests an advance, or confirms such a request made by telephone, under the Five Million Dollar
($5,000,000.00) Promissory Note dated June 30, 1996, made by undersigned to the Bank, pursuant to the following terms:

Advance Amount: $_____________     Interest Rate:_____%  per
                                   annum
Advance Date: ____________, 19__   Repayment Date: ___________,
                                   19__.

     The proceeds of this advance shall be or have been deposited to the Account No. ___________________ of the undersigned with
the Bank or as follows:                                         .

     Undersigned warrant(s) that no condition exists or event has occurred which constitute or, with the giving of notice or the running of time, or both, would constitute a default under said Promissory Note or any related agreement with the Bank, and the undersigned further warrants that no Event of Default, or condition or event which, with the giving of notice or the running of time, or both, would have otherwise constituted a "Default" under that certain Scotsman Group Inc. Revolving Credit Agreement dated as of April 29, 1994, among the undersigned, The First National Bank of Chicago, as Agent, and the banks and other parties listed on the signature pages thereof (as amended from time to time in writing by and between the parties thereto), notwithstanding the earlier termination and expiration of said Credit Agreement, has occurred and is continuing as of the date hereof.

     Dated this _______ day of ____________, 19__.

                                   SCOTSMAN GROUP INC.


                                   By:

                                   Its:

                                          TAX I.D. NO. 36-3635935


                         PROMISSORY NOTE


$6,000,000.00                           Detroit, Michigan
                                        June 30, 1996


     On or before June 30, 1997, FOR VALUE RECEIVED, the undersigned, SCOTSMAN GROUP INC., a Delaware corporation (herein called "Maker") promises to pay to the order of COMERICA BANK, a Michigan banking corporation (herein called "Bank"), at the principal office of Bank at Detroit, Michigan, in lawful currency of the United States of America, SIX MILLION DOLLARS ($6,000,000.00) or so much of said sum as has been advanced and is then outstanding hereunder, together with interest thereon as hereinafter set forth.

     This Note is a note under which advances, repayments and new advances may be made from time to time, provided that Bank shall not be obligated to make any advance hereunder. Advances hereunder may be requested in Maker's discretion by telephonic notice to Bank or by submission of a request for advance in form annexed hereto as Exhibit "A". Any advance requested by telephonic notice (i) shall be made only to Account No. 1076111614 with Bank in the name of Maker or to such other account as Maker shall subsequently designate by written notice to Bank, and (ii) shall be confirmed by Maker that same day by submission to Bank by first class mail of the written request for advance aforementioned. Maker acknowledges that if Bank makes an advance based on a telephonic request, it shall be for Maker's convenience and all risks involved in the use of such procedure shall be borne by Maker, and Maker expressly agrees to indemnify and hold Bank harmless therefor. Bank shall have no duty to confirm the authority of anyone requesting an advance by telephone.

     Each advance outstanding under this Note from time to time shall bear interest at a per annum rate equal to Bank's prime rate established by Bank from time to time or such other rate accepted by Bank with respect thereto, and shall be payable upon the repayment date therefor. The amount, rate and repayment date of each advance shall be noted on Bank's records, which records will be prima facie evidence thereof, absent manifest error. Failure to pay any advance on its repayment date, without Bank's consent, shall constitute a default and such advance shall thereafter bear interest at three percent (3%) above said prime rate as it may vary from time to time until paid. Interest shall be computed on a daily basis using a year of 360 days and assessed for the actual number of days elapsed. Interest on each advance shall be payable monthly on the last day of each month in the case of a prime based advance, and in all other cases on the respective repayment date therefore which date shall not be later than the maturity date of this Note.

     This Note replaces the Promissory Note dated June 30, 1995 by Maker payable to Comerica Bank-Illinois in the principal amount of $4,000,000 by Maker payable to Comerica Bank-Illinois.

     Whenever Bank deems itself insecure, or on default in payment of any liability hereunder, or upon the occurrence of any Default as defined under that Scotsman Group Inc. $90,000,000 Revolving Credit Agreement dated as of April 29, 1994, among Maker, The First National Bank of Chicago, as Agent, Bank, as lender, and the various banks listed on the signature pages thereof, the representations, warranties, covenants and default provisions of which are hereby incorporated by reference into this Note, notwithstanding the earlier termination and expiration of said Revolving Credit Agreement, as said representations, warranties, covenants and default provisions may be amended from time to time in writing by and between the parties thereto, or upon any default in payment of any other liability of Maker to Bank and continuance thereof beyond any period of grace, if any, provided with respect thereto, the Bank may declare this Note due forthwith. Nothing herein shall limit any right granted Bank by other instrument or by law.

                                   SCOTSMAN GROUP INC.



                                   By:/s/ D. D. Holmes
                                      ---------------------------
                                   Its: Vice President
                                       --------------------------

                           EXHIBIT "A"

                       REQUEST FOR ADVANCE


TO:  COMERICA BANK (the "Bank")

     The undersigned hereby requests an advance, or confirms such a request made by telephone, under the Six Million Dollar
($6,000,000.00) Promissory Note dated June 30, 1996, made by undersigned to the Bank, pursuant to the following terms:

Advance Amount: $_____________     Interest Rate:_____%  per
                                   annum
Advance Date: ____________, 19__   Repayment Date: ___________,
                                   19__.

     The proceeds of this advance shall be or have been deposited to the Account No. ____________________ of the undersigned with the Bank or as follows: ______________________________________.

     Undersigned warrant(s) that no condition exists or event has occurred which constitute or, with the giving of notice or the running of time, or both, would constitute a default under said Promissory Note or any related agreement with the Bank, and the undersigned further warrants that no Event of Default, or condition or event which, with the giving of notice or the running of time, or both, would have otherwise constituted a "Default" under that certain Scotsman Group Inc. Revolving Credit Agreement dated as of April 29, 1994, among the undersigned, The First National Bank of Chicago, as Agent, and the banks and other parties listed on the signature pages thereof (as amended from time to time in writing by and between the parties thereto), notwithstanding the earlier termination and expiration of said Credit Agreement, has occurred and is continuing as of the date hereof.

     Dated this _______ day of ____________, 19__.

                                   SCOTSMAN GROUP INC.


                                   By:___________________________

                                   Its:__________________________

                             GUARANTY
                           (Unlimited)


     This Guaranty is executed and delivered on June 30, 1996, by SCOTSMAN INDUSTRIES, INC., a Delaware corporation ("Guarantor") whose address is 775 Corporate Woods Parkway, Vernon Hills,
Illinois, to COMERICA BANK, a Michigan banking corporation
("Bank") of Detroit, Michigan.

     WHEREAS, SCOTSMAN GROUP, INC., a Delaware corporation, whose address is 775 Corporate Woods Parkway, Vernon Hills, Illinois ("Borrower") desires to enter into one or more banking transactions with and thereby become obligated to Bank, for the payment of one or more Liabilities, as defined below, from time to time, though it may not be continuously, and/or to obtain other credit accommodations from Bank from time to time; and

     WHEREAS, Guarantor desire(s) to see the success of, and/or receive(s) direct and/or indirect benefits from the Borrower as general or limited partner, shareholder, subsidiary, affiliate or otherwise.

     NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which is hereby acknowledged, and to induce Bank to enter into banking transactions with or otherwise make credit accommodations in favor of the Borrower, the GUARANTOR HEREBY UNCONDITIONALLY AND ABSOLUTELY GUARANTEES TO BANK the prompt payment when due, whether at maturity or on any accelerated or extended payment date or otherwise, of any and all Liabilities, until such Liabilities are fully paid and satisfied as to principal, interest and other sums due and payable thereunder. "Liabilities" shall mean all indebtedness and obligations of Borrower ("Borrower" wherever used herein shall include any partnership, firm, corporation, or other organization or entity succeeding in whole or substantial part whether immediately or otherwise to the business and/or property with or without the liabilities of the above named Borrower) to Bank whatsoever, present or future, direct or indirect, absolute or contingent, now or hereafter existing or arising, due or to become due, howsoever arising or evidenced, including, but not limited to, any borrowings of Borrower evidenced by Borrower's promissory notes, obligations under reimbursement or letter of credit agreements naming Borrower as account party, and obligations of Borrower on any note, draft or other instrument, whether or not negotiable in form, upon which Borrower is primarily or secondarily liable, which may be paid, accepted, purchased or discounted by Bank, whether or not such indebtedness or obligation is known to Guarantor now or at the time such indebtedness or obligation is incurred, and all amendments, renewals or extensions, in whole or in part, of any such indebtedness or obligations. Guarantor shall also pay, on demand, any and all expenses (including without limitation reasonable attorneys fees) which may be incurred or paid by Bank in preserving, protecting or enforcing any of its rights or remedies in connection with, or collecting against Guarantor under, this Guaranty ("Collection Costs").

     Guarantor further agrees as follows:

     1. ABSOLUTE AND UNCONDITIONAL OBLIGATION. This Guaranty is a guaranty of payment and not of collection. The obligation of the Guarantor under this Guaranty (the "Obligation") shall be absolute and primary, and complete and binding as to each Guarantor and subject to no condition whatever, precedent or otherwise, irrespective of the validity, regularity or enforceability of any of the Liabilities, the absence of any action to enforce the same, any waiver or consent with respect thereto, or any failure or delay in the enforcement thereof. Notice of acceptance hereof or action in reliance hereon shall not be required. Bank shall be under no obligation to give Guarantor notice of Borrower's incurring future Liabilities to Bank or amendments, renewals or extensions of any Liabilities, or any other fact or matter pertaining to Borrower. Nor shall the Obligation be affected by the bankruptcy, insolvency, incompetence or death, or any change in ownership or control, of the Borrower, or of any other party. The Obligation shall be independent of and in addition to any similar obligation or other liability of the Guarantor to Bank.

     2. WAIVER. Guarantor waives presentment, demand, protest, notice of protest or dishonor, diligence in collecting the Liabilities, any requirement first to proceed against the Borrower or against any guarantor or other party, or to exhaust any security for the performance of any of the Liabilities. Any collateral or other security of Borrower or any other party or any guaranty or other obligation of any party which Bank now or subsequently holds may be released or otherwise dealt with by Bank in all respects as though this Guaranty were not in existence and the Obligation shall be in no way affected thereby, Guarantor hereby waiving and foregoing all rights in respect of any action, or failure to act, by Bank regarding such collateral or other security.

     3. CONTINUING OBLIGATION. The Obligation shall be continuing and, irrespective of any statute of limitations otherwise applicable, shall cover all Liabilities incurred by Borrower before any revocation of this Guaranty becomes effective as provided below (and shall also include Liabilities of the Borrower incurred after such revocation pursuant to any agreement to lend, whether optional or obligatory, existing at the date of revocation), and as to any Liabilities so incurred, shall continue until the same are fully paid and satisfied. The bankruptcy or insolvency of any Guarantor or revocation by any Guarantor shall not affect the Obligation of any others, but such others shall continue to be liable for the Liabilities (including future Liabilities) as though such bankrupt, insolvent or revoking party had not been a party hereto. Bank may, if it so desires (but shall not be obligated to do so), file a claim under this Guaranty in any such bankruptcy or insolvency proceeding, provided that the continuance of the Obligation in accordance with this Guaranty shall not be affected thereby. The Obligation shall also survive the death of any or all of the undersigned and shall be binding upon the estate of any deceased party and upon any surviving party for all Liabilities (including future Liabilities), the same as if such death had not occurred. Bank shall be under no duty to the estate or to any survivor or to any other Guarantor, to present any claim based on this Guaranty against the estate of any deceased party.

     4. REVOCATION. Guarantor (or any of them) may revoke this Guaranty only as herein provided, and not otherwise. Revocation shall be in writing signed by the revoking party, or, if deceased, by the personal representative of such party, and shall be delivered to the President, Secretary, or any Vice President of Bank in person at Bank, and shall become effective at the opening of business on the day next succeeding the delivery thereof. Any such revocation shall have prospective effect only, from and after the effective date of revocation, and shall not terminate or otherwise affect the Obligation of the revoking party existing prior to the effective date of revocation.

     5. SUBROGATION. Guarantor expressly waives any claim for reimbursement, contribution, indemnity, or subrogation which the Guarantor may have or obtain against the Borrower by reason of payment by the Guarantor of any of the Liabilities. In the event of the liquidation, reorganization or bankruptcy of Borrower (whether voluntary or involuntary) or in the event that Borrower shall make an arrangement or composition with its creditors or become subject to any receivership or other insolvency proceedings, Bank shall be entitled to receive all dividends or other payments with respect to the Liabilities until its claims have been paid in full, and Guarantor shall continue to be liable to Bank to the extent provided herein for any balance of the Liabilities which may be owing to Bank. If any amount shall be paid to or received by Guarantor on account of any subrogation rights arising at any time when all Liabilities shall not have been paid and discharged in full, such amount shall be held in trust by Guarantor for the benefit of Bank and shall forthwith be paid to Bank to be credited and applied against the Obligation.

     6. CONTINUED EFFECTIVENESS OR REINSTATEMENT. Notwithstanding any prior revocation, termination or discharge hereof, the effectiveness of this Guaranty shall continue to be reinstated, as the case may be, in the event that (a) any payment received or credit given by Bank in respect of the Liabilities is returned, disgorged or rescinded as an avoidable preference, impermissible setoff, fraudulent conveyance or otherwise under any applicable state or federal law, including, without limitation, laws pertaining to bankruptcy or insolvency, in which case this Guaranty shall thereafter be enforceable against Guarantor as if such returned, disgorged or rescinded payment or credit had not been received or given by Bank, and whether or not Bank relied upon such payment or credit or changed its position as a consequence thereof; or (b) any liability is imposed, or sought to be imposed, against Bank relating to the environmental condition of, or the present of hazardous or toxic substances on, in or about, any property mortgaged to Bank by the Borrower, Guarantor or any other party as collateral (in whole or in part) for any of the Liabilities, whether such condition is known or unknown, now exists or subsequently arises (excluding only conditions which arise after any acquisition by Bank of any such property, by foreclosure, in lieu of foreclosure or otherwise, due to the wrongful act or omission of Bank), in which case this Guaranty shall thereafter be enforceable against Guarantor to the extent of all liability, costs and expenses (including reasonable attorneys fees) incurred by Bank as the direct or indirect result of any such environmental condition or hazardous or toxic substances. For purposes of this Guaranty, "environmental condition" includes, without limitation, conditions existing with respect to the surface or ground water, drinking water supply, land surface or subsurface strata and the ambient air; and "hazardous or toxic substances" shall include any and all substances now or subsequently determined by any federal, state or local authority to be hazardous or toxic, or otherwise regulated by any such authority.

     7. JOINT AND SEVERAL GUARANTY. If signed by more than one Guarantor, the Obligation of the undersigned shall be joint and several, and, as used herein, "Guarantor" shall refer to the undersigned collectively, and to either or any of them. Bank, in its sole discretion, may release any one or more of the undersigned with or without consideration, and may fail or elect not to prove a claim against the estate of any bankrupt, insolvent, incompetent or deceased Guarantor, without reducing or otherwise affecting the liability of any other Guarantor.

     8. GENERAL. This Guaranty may not be amended except by express writing instrument executed by Guarantor and Bank, and no waiver by any party shall be effective unless given in writing by such party. The rights and remedies provided for in this Guaranty are cumulative, and nothing herein shall limit any right or remedy granted Bank by other instrument or by law. If any term or provision of this Guaranty or its application to any circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Guaranty, or the application of such term or provision to circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Guaranty shall be valid and enforceable to the fullest extent permitted by law. Captions have been used in this Guaranty for convenience of reference only, and shall not be given substantive effect. This Guaranty shall be governed by and construed in accordance with the laws of the State of Michigan.

     This Guaranty has been duly executed and delivered as of the date set forth above.


Witnesses:                         SCOTSMAN INDUSTRIES, INC.


/s/ Caroline Damask                /s/ D. D. Holmes
- ------------------------------     ------------------------------
/s/ Donna Manahan                  Vice President
- ------------------------------     ------------------------------

Accepted by:

COMERICA BANK, a Michigan
banking corporation


By: __________________________

Its: _________________________